Exhibit 99.2

Eleventh Floor Lodging, LLC and

EFL Hotel Operating Company, LLC

Financial Statements

as of and for the three months ended

March 31, 2012 and 2011

Eleventh Floor Lodging, LLC and

EFL Hotel Operating Company, LLC

March 31, 2012 and 2011

PAILET, MEUNIER and LeBLANC, L.L.P.

Certified Public Accountants

Management Consultants

Independent Accountant’s Review Report

To the Members

Eleventh Floor Lodging, LLC and EFL Hotel Operating Company, LLC

We have reviewed the accompanying combined balance sheets of Eleventh Floor Lodging, LLC and EFL Hotel Operating Company, LLC as of March 31, 2012 and 2011, and the related combined statements of operations and cash flows for the three months then ended.  A review includes primarily applying analytical procedures to management’s financial data and making inquiries of Company management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. Accordingly, we do not express such an opinion.

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America and for designing, implementing, and maintaining internal control relevant to the preparation and fair presentation of the combined financial statements.

Our responsibility is to conduct the review in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. Those standards require us to perform procedures to obtain limited assurance that there are no material modifications that should be made to the financial statements. We believe that the results of our procedures provide a reasonable basis for our report.

Based on our review, we are not aware of any material modifications that should be made to the accompanying combined balance sheets and combined statements of operations in order for them to be in conformity with accounting principles generally accepted in the United States of America.

Metairie, Louisiana

July 16, 2012

3421 N. Causeway Blvd., Suite 701  •  Metairie, LA 70002  •  Telephone (504) 837-0770  •  Fax (504) 837-7102

201 St. Charles Ave., Suite 2500  •  New Orleans, LA 70170  •  Telephone (504) 599-5905  •  Fax (504) 837-7102

www.pmlcpa.com

Member of

   I G A F  P O L A R I S  - A Global Association of Independent Firms • PCAOB — Public Company Accounting Oversight Board

AICPA:  Center for Public Company Audit Firms (SEC) • Governmental Audit Quality Center • Private Companies Practice Section (PCPS)

ELEVENTH FLOOR LODGING, LLC AND EFL HOTEL OPERATING COMPANY, LLC

COMBINED BALANCE SHEETS

MARCH 31, 2012 AND 2011

	2012	2011
ASSETS

Current Assets
Cash	$578,872	$419,970
Restricted Cash	335,560	95,641
FF&E Reserve	91,974	165,220
Tax and Insurance Reserve	13,099	11,220
Accounts Receivable	147,982	218,257
Due from Affiliates	5,777	13,862
Inventory	24,798	21,490
Prepaid Expenses	80,644	80,361
Total Current Assets	1,278,706	1,026,021
Fixed Assets
Land	150,000	150,000
Building	650,000	650,000
Building Improvements	21,381,860	21,381,860
Furniture and Equipment	2,799,386	2,476,963
Less: Accumulated Depreciation	(6,263,316)	(5,412,750)
Total Fixed Assets, Net	18,717,930	19,246,073
Other Assets
Intangible Assets, Net	40,806	95,214
Deposits	2,100	2,100
Total Other Assets	42,906	97,314

Total Assets	$20,039,542	$20,369,408

See accompanying notes and independent accountant’s review report.

ELEVENTH FLOOR LODGING, LLC AND EFL HOTEL OPERATING COMPANY, LLC

COMBINED BALANCE SHEETS

MARCH 31, 2012 AND 2011

	2012	2011
LIABILITIES AND MEMBERS’ DEFICIT

Liabilities
Accounts Payable	$386,260	$361,887
Accrued Expenses	207,101	542,045
Customer Deposits and Prepayments	128,614	140,611
Accrued Priority Return	920,497	759,389
Management Fees Payable	673,312	504,597
Asset Management Fees Payable including Accrued Interest	57,477	45,671
Due to Affiliates	502,771	508,708
Development Fee Payable	2,060,000	2,060,000
Mortgage Payable	10,725,982	11,265,255
Accrued Interest Payable - Mortgage	27,269	28,737
Mezzanine Loan	3,909,531	3,909,531
Accrued Interest Payable - Mezzanine Loan	2,354,294	1,641,309
Total Liabilities	21,953,108	21,767,740
Members’ Deficit	(1,913,566)	(1,398,332)
Total Liabilities and Members’ Deficit	$20,039,542	$20,369,408

See accompanying notes and independent accountant’s review report.

ELEVENTH FLOOR LODGING, LLC AND EFL HOTEL OPERATING COMPANY, LLC

COMBINED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2012 AND 2011

	2012	2011
Revenues
Rooms	$1,760,413	$1,680,785
Food and Beverage	129,150	188,565
Telephone	833	1,374
Parking Garage	129,521	129,564
Other Operated Departments	20,275	20,151
Total Revenues	2,040,192	2,020,439

Operating Expenses
Rooms	495,924	524,261
Food and Beverage	151,654	182,161
Telephone	4,812	3,252
Parking Garage	103,617	116,607
Other Operated Departments	7,926	10,107
Administrative and General	168,420	172,187
Marketing	185,480	183,694
Repairs and Maintenance	119,620	121,655
Utilities	66,161	66,943
Depreciation	173,991	216,165
Amortization	13,602	13,602
Asset Management Fees	2,500	2,500
Management Fees	81,614	80,840
Insurance	45,016	34,674
Real Estate Taxes	112,333	113,029
Other Expenses	16,405	1,857
Total Operating Expenses	1,749,075	1,843,534

Net Operating Income	291,117	176,905
Other Income and (Expenses)
Other Income	20,535	—
Interest Income	155	554
Interest Expense	(80,788)	(83,733)

Net Income	$231,019	$93,726

See accompanying notes and independent accountant’s review report.

ELEVENTH FLOOR LODGING, LLC AND EFL HOTEL OPERATING COMPANY, LLC

COMBINED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED MARCH 31, 2012 AND 2011

	2012	2011
Cash flows from operating activities:
Net Income	$231,019	$93,726
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	173,991	216,165
Amortization	13,602	13,602
Changes in:
Accounts receivable	(38,776)	(65,121)
Inventory	(3,024)	(163)
Prepaid expenses	(41,394)	(42,166)
Tax and insurance reserve	36,991	38,573
Accounts payable	44,547	31,233
Accrued expenses	84,498	64,327
Customer deposits and prepayments	(918)	45,704
Management fees payable	31,495	(450)
Asset management fees payable including accrued interest	3,031	2,925
Due to/from affiliates	(33,184)	(22,331)
Accrued interest	(675)	(192)
Total adjustments	270,184	282,106
Net cash provided by operating activities	501,203	375,832

Cash flows from investing activities:
Cash payments for the purchase of property	(50,133)	(120,827)
Decrease in restricted cash	18,168	23,588
Increase in FF&E reserve	(68,955)	(2,226)
Net cash used in investing activities	(100,920)	(99,465)

Cash flows from financing activities:
Mortgage payable	(138,672)	(49,500)
Net cash used in financing activities	(138,672)	(49,500)

Net increase in cash	261,611	226,867
Cash, beginning of year	317,261	193,103
Cash, end of year	$578,872	$419,970

Supplemental disclosures of cash flow information:
Cash paid during the year for:
Interest Expense	$81,475	$83,925

See accompanying notes and independent accountant’s review report.

ELEVENTH FLOOR LODGING, LLC AND EFL HOTEL OPERATING COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012 AND 2011

NOTE A - NATURE OF THE BUSINESS

Eleventh Floor Lodging, LLC (“EFL” or the “Landlord”) was formed on July 1, 2002 under the laws of the State of Louisiana for the purpose of acquiring, constructing, rehabilitating, owning, operating and leasing the real property known as Unit A of the Commerce Building Condominium, located in New Orleans, Louisiana. EFL Hotel Operating Company, LLC (“EFLHOC” or the “Tenant”) was formed January 22, 2003, under the laws of the State of Louisiana for the purpose of operating and managing the property. The property was developed into a 155-room Hilton Garden Inn hotel that began operations in September 2004.

EFL Manager, LLC (“EFL Manager”) is EFLHOC’s Managing Member as well as an Investor Member.  The other Investor Member is Chevron TCI, Inc. (“Chevron”).

The members of EFL are Historic Restoration, Incorporated (“HRI”), Gary Grim (“Grim”), and Richard B. Ford (“Ford”). Ford assumed the membership interest of Robert Rowell (“Rowell”), a previous member of EFL, effective January 1, 2012.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Combination

The combined financial statements include the financial statements of EFL Hotel Operating Company, LLC and Eleventh Floor Lodging, LLC (collectively, the “Companies”). The combined financial statements result in a meaningful presentation of financial information as a result of the common management of the Companies. All significant intercompany balances and transactions have been eliminated in combination.

Basis of Presentation

The financial statements are prepared on the accrual basis of accounting and in accordance with accounting principles generally accepted in the United States of America and are consistent with the accounting policies used in our audited financial statements for the year ended December 31, 2011.

Capitalization and Depreciation

Furniture and equipment are recorded at cost.  Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives using the straight-line method. The estimated service life for commercial rental property is 39 years, and the estimated service life for furniture and equipment is 7 years.  Improvements are capitalized, while expenditures for maintenance and repairs are charged to expense as incurred.  Upon disposal of depreciable property, the appropriate property accounts are reduced by the related costs and accumulated depreciation.  The resulting gains and losses are reflected in the statement of operations.

Amortization of Intangible Assets

Financing fees are amortized using the straight-line method over the life of the loan.

ELEVENTH FLOOR LODGING, LLC AND EFL HOTEL OPERATING COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012 AND 2011

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

No provision or benefit for income taxes has been included in these financial statements. Taxable income or loss passes through to and is reportable by the Members individually.

Rental Income

Rental income is recognized as rentals become due. Rental payments received in advance are deferred until earned. All leases between the Companies and tenants of the property are operating leases.

Impairment of Long-Lived Assets

The Companies have adopted Accounting Standards Codification 360-10-05-4, Accounting for the Impairment or Disposal of Long-Lived Assets.  The Companies review their investment in real estate for impairment whenever events or changes in circumstances indicate that the carrying value of such property may not be recoverable.  Recoverability is measured by a comparison of the carrying amount of the real estate to the future net undiscounted cash flow expected to be generated by the rental property including the low income housing tax credits and any estimated proceeds from the eventual disposition of the real estate.  If the real estate is considered to be impaired, the impairment to be recognized is measured at the amount by which the carrying amount of the real estate exceeds the fair value of such property.  There were no impairment losses recognized for the three months ended March 31, 2012 or 2011.

NOTE C - CONCENTRATION OF CREDIT RISK

The Companies maintain their cash balances in a bank located in Louisiana.  The balances are insured by the Federal Deposit Insurance Corporation (FDIC). At March 31, 2012 and 2011, the Companies’ cash balances are fully insured.

NOTE D - USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

ELEVENTH FLOOR LODGING, LLC AND EFL HOTEL OPERATING COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012 AND 2011

NOTE E - CAPITAL CONTRIBUTIONS

EFL Hotel Operating Company, LLC

During 2009, EFL Manager purchased the membership interest of Chrysalis of Louisiana, Incorporated (“Chrysalis”), assuming its capital account.  Chrysalis had previously made capital contributions totaling $331,128.

Chevron has contributed capital of $3,561,174 including fees paid for the preparation of projections ($71,020) and legal services ($112,087) in 2003 and additional legal services ($30,000) in 2009. Such payments have been treated for all purposes as if paid by Chevron to EFLHOC as additional capital contributions.

Eleventh Floor Lodging, LLC

HRI made its initial capital contribution of $800,000 in July 2003.  In April 2004, EFL was required to return to HRI its initial capital contribution upon execution of the Amended and Restated Operating Agreement.  HRI made an additional capital contribution of $2,210,000 in June 2009.

Grim made his initial capital contribution of $1,200,000 in installments during 2003 and 2004.  Grim made an additional capital contribution of $390,000 in June 2009.

Ford is not required to make any capital contributions.

NOTE F - NOTES PAYABLE

Mortgage Loan

In June 2009, EFL entered into a mortgage loan agreement with Hilton Hotels Holdings Corporation in the amount of $11,855,042 with a floating interest rate of one-month LIBOR plus 2.75%.  The terms of the loan required interest only payments for the first six months, then principal plus interest beginning January 2010.  The required payment of monthly principal through December 2010 was $15,500; January 2011 through December 2011 was $16,500 and from January 2012 through June 2012 is $17,500.  The loan matures on June 20, 2012. The outstanding principal balance at March 31, 2012 and 2011 amounted to $10,725,982 and $11,265,255, respectively.  Accrued interest as of those dates totaled $27,269 and $28,737, respectively.

ELEVENTH FLOOR LODGING, LLC AND EFL HOTEL OPERATING COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012 AND 2011

NOTE F - NOTES PAYABLE (CONTINUED)

Mezzanine Loan

In July 2003, EFL entered into a loan agreement with Chevron TCI, Inc. in the amount of $4,120,000.  The loan matures in June 2012 and bore interest at a rate of fifteen percent until it was reduced to twelve percent in June 2009. The outstanding principal balance of the loan at March 31, 2012 and 2011 amounted to $3,909,531 and $3,909,531, respectively. Accrued interest as of those dates totaled $2,354,294 and $1,641,309, respectively.

All cash held by EFL is restricted for the payment of debt service. As of March 31, 2012 and 2011, the balance of restricted cash was $335,560 and $95,641, respectively.

NOTE G - RELATED PARTY TRANSACTIONS

Property Management Fees

EFLHOC contracted HRI Lodging, Incorporated (“HRIL”) to manage the property. In consideration of services to be performed, HRIL is to be paid the sum of the Base Management Fee and the Incentive Management Fee.

Base Management Fee

The Base Management Fee is payable as an operating expense and is equal to four percent of gross revenues for any given fiscal year.  Base Management Fees expensed for the three months ended March 31, 2012 and 2011 amounted to $81,614 and $80,840, respectively.  Base Management Fees payable at March 31, 2012 and 2011 amounted to $673,312 and $504,597, respectively.

Incentive Management Fee

The Incentive Management Fee is payable from available cash flow and is equal to nine percent of the gross revenues in excess of $4,500,000 for a fiscal year; provided that the fee shall not exceed $350,000 in any such fiscal year.  No Incentive Management Fees were earned in the three months ended March 31, 2012 or 2011, and none were payable as of the periods then ended.

ELEVENTH FLOOR LODGING, LLC AND EFL HOTEL OPERATING COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012 AND 2011

NOTE G - RELATED PARTY TRANSACTIONS (CONTINUED)

Asset Management Fees

An Asset Management Fee is payable annually to Chevron in an amount equal to $10,000.  The fee is payable in arrears on or before December 31 of each year, with interest at the designated prime rate plus one percent from the due date until the date paid if not paid by December 31.  For the three months ended March 31, 2012 and 2011, Asset Management Fees of $2,500 and $2,500, respectively, were expensed. Asset Management Fees payable at March 31, 2012 and 2011 amounted to $52,500 and $42,500, respectively. Accrued interest on Asset Management Fees payable amounted to $4,977 and $3,171 at March 31, 2012 and 2011, respectively.

Development Fee

EFL entered into a development agreement with HRI for its services in connection with the development of the project.  In consideration for these services, EFL agreed to pay a Development Fee in the amount of $3,360,000. To date, Development Fees totaling $1,300,000 have been paid as follows: $650,000 upon acquisition of the property (July 2003), $325,000 upon completion of 50% of the work (March 2004), and $325,000 upon completion of 100% of the work (September 2004). The unpaid balance is payable annually in an amount equal to excess cash flow less the sum of (i) amounts due for the year on the Mezzanine Loan; and (ii) $144,000.  At March 31, 2012 and 2011, the deferred Development Fee payable was $2,060,000.

If EFL has not paid the entire amount of the Development Fee due to HRI by December 31, 2014, HRI shall contribute to EFL an amount equal to the remaining balance, which EFL shall use to pay to HRI the balance of the Development Fee.

Lease Agreement

On July 22, 2003, EFLHOC entered into a lease agreement with EFL for the use of the property.  The agreement terminates on December 31, 2037 and calls for annual base rent payable to the Landlord in equal monthly installments as follows:

ELEVENTH FLOOR LODGING, LLC AND EFL HOTEL OPERATING COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012 AND 2011

NOTE G - RELATED PARTY TRANSACTIONS (CONTINUED)

Lease Year Ending	Annual Amount

December 31, 2005	$2,100,000 *
December 31, 2006	1,709,000 *
December 31, 2007	1,709,000 *
December 31, 2008	2,350,000
December 31, 2009	2,500,000
December 31, 2010	2,500,000
December 31, 2011	2,600,000
December 31, 2012	2,600,000
Thereafter	2,600,000 +
Annual CPI Adjuster

* Tenant paid agreed upon reduced rent

During 2009, the lease agreement was amended to provide for a minimum annual rent of $700,000 in the event that cash flow is insufficient to pay the base rent. During the three months ended March 31, 2012 and 2011, lease payments of $162,596 and $109,861, respectively, were paid to the Landlord. The rent payable balance at March 31, 2012 and 2011 amounted to $105,694 and $249,789, respectively. The intercompany lease transactions and balances have been eliminated in combination.

Per the terms of the lease amendment, EFLHOC is required to fund an FF&E Reserve on a monthly basis in an amount equal to four percent of revenue for the preceding month. As of March 31, 2012 and 2011, the balance of this account totaled $91,974 and $165,220, respectively.

Per the terms of the lease amendment, EFLHOC is required to fund a Tax and Insurance Reserve on a monthly basis in an amount equal to one-twelfth of the yearly amount of real estate taxes and insurance premiums that will become due and payable on the property. As of March 31, 2012 and 2011, the balance of this account totaled $13,099 and $11,220, respectively.

HTC Pass-Through Agreement

In accordance with the HTC Pass-Through Agreement dated July 22, 2003, the Landlord agreed to file an election to pass through the Historic Tax Credits (totaling $4,223,481) arising from the rehabilitation of the property to the Tenant. The election was filed with the Tenant’s 2004 tax return, which was the year in which qualified rehabilitation expenditures were first placed in service.

In consideration of the Landlord’s agreement to file the election, the Tenant agreed to pay additional rent to the Landlord in the amount of $200,000. From 2005 to 2008, the Tenant made payments to the Landlord for additional rent totaling $200,000.

ELEVENTH FLOOR LODGING, LLC AND EFL HOTEL OPERATING COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012 AND 2011

NOTE G - RELATED PARTY TRANSACTIONS (CONTINUED)

Due from Affiliates

As of March 31, the following amounts are due from affiliates:

	2012	2011
South Peters Hotel Investors, LP	$2,100	$3,547
King Edward Tenant, LLC	—	4,398
800 Canal Street, LP	—	1,969
MRB Tenant, LLC	—	2,194
Hotel New Orleans Holdings, LLC	3,415	750
HRI Lodging, Incorporated	262	1,004
Total	$5,777	$13,862

Due to Affiliates

Due to Historic Restoration, Inc.

During the normal course of business, Historic Restoration, Incorporated (“HRI”) has advanced funds to EFLHOC as needed. As of March 31, 2012 and 2011, EFLHOC owed HRI $476,713 and $477,857, respectively, for these advances.

During the normal course of business, HRI has advanced funds to EFL as needed. As of March 31, 2012 and 2011, EFL owed HRI $0 and $20,535, respectively, for these advances.

Due to HRI Lodging, Incorporated

HRIL utilizes a central billing entity to account for operating costs allocable to multiple hotel properties.  This entity’s only function is to process payments for shared hotel costs, allocate those costs amongst the hotels and collect reimbursements.  At any given time during the normal course of business, this entity will have paid expenses on behalf of EFLHOC.  As of March 31, 2012 and 2011, EFLHOC owed the central hotel billing entity $26,058 and $10,316, respectively.

ELEVENTH FLOOR LODGING, LLC AND EFL HOTEL OPERATING COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012 AND 2011

NOTE H - PROFITS AND LOSSES AND DISTRIBUTIONS

EFL Hotel Operating Company, LLC

Profits and Losses

Operating profits and losses for each fiscal year shall be allocated to the Members in accordance with their percentage interests after giving effect to the special allocation provisions of Section 6.5 of the Operating Agreement.  Any and all allocations, distributions or fees to the Investor Members under Section 6 of the Operating Agreement shall be shared ninety-one percent by Chevron and nine percent by EFL Manager. In the case of an adjustment in the amount of the Investor Members’ capital contributions, the foregoing percentages shall be recalculated.

Distribution of Cash Flow

Cash flow shall be distributed within ninety days after the end of each fiscal year in the following order of priority:

First, to distribute to the Members any amounts due to them pursuant to the provisions of Section 6.2C of the Operating Agreement;

Second, to pay to Chevron its Asset Management Fee for the fiscal year plus any outstanding Asset Management Fee for any prior fiscal year plus any interest owed with respect thereto;

Third, to distribute to the Investor Member its Priority Return for the fiscal year plus any outstanding Priority Return for any prior fiscal year, plus any interest owed with respect thereto;

Fourth, to repay any project expense loans, with payments to be applied first to accrued but unpaid interest and then to principal;

Fifth, to the payment of the Incentive Management Fee; and

Sixth, any balance remaining shall be distributed 99.9% to the Investor Members and 0.1% to the Managing Member.

Eleventh Floor Lodging, LLC

Allocations of Profits, Losses, and Credits

All profits, losses and credits shall be allocated to the members in accordance with their percentage interests.

ELEVENTH FLOOR LODGING, LLC AND EFL HOTEL OPERATING COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012 AND 2011

NOTE H - PROFITS AND LOSSES AND DISTRIBUTIONS (CONTINUED)

Cash Distributions

After the payout of all amounts due under the development agreement, available cash shall be distributed on an annual basis in the following priority:

(a)                                  first, to each of the interest holders in an amount equal to each interest holders’ estimated federal and state income tax liability arising as a result of an allocation of profits for the fiscal year;

(b)                                 second, to the payment of any Priority Return to Grim;

(c)                                  third, to interest holders on a pro rata basis in an amount equal to their aggregate adjusted contribution, not to exceed $300,000; and

(d)                                 fourth, to the interest holders in accordance with their percentage interests.

NOTE I - PRIORITY RETURN

EFL Hotel Operating Company, LLC

The Investor Members are entitled to a cumulative annual distribution of an amount equal to three percent of their adjusted capital contribution beginning as of the admission date, payable from cash flow or capital proceeds, with interest at the designated prime rate plus one percent from the date first due until the date paid.  As of March 31, 2012 and 2011, Chevron is owed priority returns (including accrued interest) of $714,798 and $585,392, respectively, which have not been accrued in the financial statements.  As of the same dates, EFL Manager is owed priority returns (including accrued interest) of $20,290 and $9,934, respectively, which have also not been accrued in the financial statements.

Eleventh Floor Lodging, LLC

Grim is due an annual Priority Return equal to fifteen percent of his initial capital contribution which is treated as a “guaranteed payment” to him under Section 707(c) of the Internal Revenue Code of 1986.  For this reason the annual Priority Return has been recorded as an expense on the accompanying financial statements and accrued as payable to Grim.  The Priority Return does not accrue interest.  As of March 31, 2012 and 2011, accrued Priority Returns payable amounted to $920,497 and $759,389, respectively.

ELEVENTH FLOOR LODGING, LLC AND EFL HOTEL OPERATING COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012 AND 2011

NOTE J - ADVERTISING

Advertising costs are expensed as incurred by the Companies. During the three months ended March 31, 2012 and 2011, advertising expense amounted to $17,616 and $19,427, respectively, and are included in marketing expense.

NOTE K - SUBSEQUENT EVENTS

FASB Accounting Standards Codification Topic 855, “Subsequent Events” addresses events which occur after the balance sheet date but before the issuance of financial statements.  An entity must record the effects of subsequent events that provide evidence about conditions that existed at the balance sheet date and must disclose but not record the effects of subsequent events which provide evidence about conditions that existed after the balance sheet date.  Additionally, Topic 855 requires disclosure relative to the date through which subsequent events have been evaluated and whether that is the date on which the financial statements were issued or were available to be issued.  Management evaluated the activity of Eleventh Floor Lodging, LLC and EFL Hotel Operating Company, LLC through July 16, 2012, the date the financial statements were issued, and concluded that the following subsequent event has occurred that requires disclosure in the Notes to the Financial Statements.

In June 2012, EFL entered into a partnership agreement with CWI New Orleans CBD Hotel, LLC to form CWI-HRI New Orleans CBD Hotel, LLC. The hotel was transferred by EFL to the newly formed partnership, and the lease between EFL and EFLHOC was terminated.